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                                                                    EXHIBIT 10.5

                             THE TRYLON CORPORATION
                        1994 DIRECTORS' STOCK AWARD PLAN


1.  Establishment and Purpose

     (a) Establishment. There is hereby adopted the 1994 Directors' Stock Award Plan (the "Plan") of The Trylon Corporation, a Delaware corporation (the "Company"). The Plan is intended to provide a means whereby eligible members of the Board of Directors of the Company may be given an opportunity to receive stock award grants.

     (b) Purpose. The purpose of the Plan is to enable the Company to attract and retain the best available individuals for service as members of the Board of Directors of the Company, to provide additional incentive to such individuals while serving as directors, and to encourage their continued service on the Board of Directors.

2.  Definitions

     As used herein, the following definitions shall apply:

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean the Committee or Committees referred to in
Section 4 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

     (d) "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

     (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

     (f) "Director" shall mean a member of the Board.

     (g) "Eligible Committees" shall mean those committees of the Board established from time to time and, when constituted by the Board, designated by the Board as being an "Eligible Committee" for purposes of this Plan.
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     (h) "Employee" shall mean any person, including officers and Directors, who is an employee of the Company, or any Subsidiary of the Company, for purposes of

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tax withholding under the Code.  The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, amended.

     (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (i) the last reported sale price of the Common Stock of the Company on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

         (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

        (iii) if such Common Stock shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

        (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined in good faith by the Committee in is discretion.

     (k)  "Outside Director" shall mean a Director who is not an Employee.

     (l) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (m)  "Recipient" shall mean an Outside Director who receives a Stock Award.

     (n)  "Securities Act" shall mean the Securities Act of 1933, as amended.

     (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (p) "Stock Award" means a grant of shares of Common Stock pursuant to the Plan.

     (q)  "Subsidiary" shall mean a "subsidiary corporation," whether now or

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hereafter existing, as defined in Section 424(f) of the Code.

3.  Shares Subject to the Plan.

     Subject to the provisions of Section 13 of the Plan, the maximum number of Shares which may be awarded under the Plan is 4,000 shares of Common Stock. If a Stock Award is not accepted or becomes unexercisable for any reason and has not been exercised in full, the Shares subject to such Stock Award shall become available for future grant under the Plan. If Shares which were acquired upon exercise of a Stock Award are subsequently repurchased by the Company, such shares shall not become available for future grant under the Plan.

4.  Administration of the Plan.

     (a) Administrator. The Plan shall be administered by the Board or by the Committee appointed by the Board, which shall consist of two or more members of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to approved in writing by all the members of the Committee, shall be the valid acts of the Committee.

     (b) Powers of the Committee. Subject to the provisions and restrictions of the Plan, the Committee shall have the authority, in its discretion, to: (i) determine the Fair Market Value of the Common Stock; (ii) determine the exercise price per Share; (iii) interpret the Plan; (iv) subject to Section 13, amend the Plan or any Stock Award; (v) authorize any person to execute on behalf of the Company any agreements or other documents in connection with the grant of a Stock Award under the Plan; (vi) approve forms of agreement for use under the Plan; and (vii) make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders of any Stock Awards granted under the Plan.

5.   Stock Award Grants.

     (a) Automatic Grants. All grants of Stock Awards hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. No person shall have any discretion to select which Outside Directors shall be granted Stock Awards or to determine the number of Shares to be covered by Stock Awards granted to Outside Directors.

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     (b) Initial Grants.

     As recognition for prior years of service to the Company, the Outside

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Directors shall be granted, effective upon approval of this Plan by the shareholders of the Company, Stock Awards for the immediate issuance of fully paid, nonassessable Shares, with no exercise price payable by the Outside Directors and no repurchase limitations, as follows: (i) Leonardo Berezovsky, M.D., 650 Shares; (ii) Neal Lonky, M.D., 350 Shares; (iii) Demos Vardiabasis, 200 Shares, (iv) David Wallace, 200 Shares, and (v) William Azzalino, 200 Shares. The remaining directors as of the date of the adoption by the Board of the Plan, Martin Lonky and Stewart Lonky, M.D., are Employees and therefore not eligible as Outside Directors to receive Stock Awards under this Plan.

     (c) Subsequent Grants.

          (i) On December 31 of each year, commencing with December 31, 1994, each Outside Director as of that date shall be granted automatically a Stock Award in an amount to be determined as set forth below; provided that on such date the Outside Director has served on the Board for at least six months ("Service Requirement"). Each December 31 during the term of the Plan (until such time as no more Shares remain authorized for distribution under the Plan) , an aggregate of 750 Shares shall be granted as Stock Awards to the Outside Directors who have satisfied the Service Requirement. To the extent that all Outside Directors meeting the Service Requirement have attended at least eighty percent (80%) of Board meetings during such year, the 750 Shares shall be shared equally among them. If one or more Outside Directors have attended less than eighty percent (80%) of Board meetings during such year, there shall be determined a fraction for each such Outside Director consisting of a numerator of meetings attended by the Outside Director in question and a denominator of meetings held by the Board, which fractions shall be multiplied by their proportion of the 750 Shares so as to reduce the number of Shares available to them through Stock Awards in such year. The number of Shares resulting from such reduction which are not distributed as Stock Awards to Outside Directors who attended less than eighty percent (80%) of the Board meetings during such year shall be reallocated equally among all other Outside Directors who attended at least eighty percent (80%) of the Board meeting during such year.

          (ii) On December 31 of each year, commencing with December 31, 1994, each Outside Director who has served on an Eligible Committee of the Board for at least six months, is an Outside Director as of December 31 of such year and has attended at least half of the Eligible Committee meetings during such year (a "Qualified Committee Member") shall be granted automatically a Stock Award in an amount to be determined as set forth below. The number of Shares available each year during the term of the Plan (until such time as no more Shares remain authorized for distribution under the Plan) for distribution to Outside Directors who have served during such year on an Eligible Committee for at least six months shall be 450 Shares. In order to determine the distribution of such Shares, the number

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of Qualified Committee Members of all Eligible Committees during such year shall

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be calculated and such number shall be divided into 450 Shares to determine the amount of Shares under each Stock Award to a Qualified Committee Member. An Outside Director may serve on more than one Eligible Committee if permitted by law and the Company's Bylaws and may receive a Stock Award with respect to participation in each Eligible Committee (i.e., an Outside Director who is a Qualified Committee Member on two (2) Eligible Committees shall receive two (2) Stock Awards hereunder).

     (d)  Limitations.

            (i) Notwithstanding the provisions of Sections 5(b) and 5(c) hereof, in the event that a sufficient number of Shares is not available under the Plan, the remaining Shares shall be prorated based upon the number of Shares each Director was entitled to receive under this Plan. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan. Subject to the terms of Section 13 hereof, the Board shall have the authority at any time to make additional Shares available for grant under the Plan, subject to obtaining stockholder approval of such increase to the extent required under Section 13 hereof.

            (ii) Notwithstanding the provisions of Sections 5(b) and (c) hereof, any grant of a Stock Award made before the Company has obtained stockholder approval of the Plan and any grant of a Stock Award made after amendment of the Plan where such amendment of the Plan requires stockholder approval under
Section 13 hereof shall be conditioned upon obtaining such stockholder approval.

            (iii) Notwithstanding the provisions of Section 5(c)(ii) hereof, each grant described in that subparagraph made after the date that the Company becomes subject to new Rule 16b-3 under the Exchange Act, as amended effective May 1, 1991 ("New Rule 16b-3), shall be conditional upon the Company receiving on or prior to the date of the grant either an opinion of counsel or a no-action letter issued by the Staff of the Securities and Exchange Commission to the Company stating that the grant is an exempt grant under New Rule 16b-3 under the Exchange Act as then applicable to the Company and the recipient of the grant remains a "disinterested" person within the meaning of New Rule 16b-3.

6.  Terms and Conditions of Stock Awards.

     Each Stock Award granted pursuant to this Plan shall be evidenced by a written stock award agreement ("Stock Award Agreement") executed by the Company and the Outside Director containing such terms and conditions that are consistent with this Plan and as otherwise determined by the Committee.

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7.  Eligibility.

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     Stock Awards may be granted only to Outside Directors.  The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or a nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

8.  Term of Plan; Effective Date.

     The Plan shall become effective on May 24, 1993. Stock Awards may be granted under this Plan at any time on or before May 24, 2003.

9.  Withholding Taxes.

     Whenever, under the Plan, Shares are to be issued in satisfaction of the Stock Awards granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount in cash sufficient to satisfy any applicable federal, state or local income and employment tax withholding requirements prior to the delivery of any certificate or certificates for such Shares.

10. Rights as a Stockholder.

     Notwithstanding the grant of a Stock Award hereunder, until the execution and delivery of a Stock Award Agreement and issuance (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company, or if none, of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares underlying such Stock Award. A stock certificate for the number of Shares so acquired shall be issued to the Recipient as soon as practicable after execution and delivery of the Stock Award
Agreement.   No adjustment will be made for a dividend or other right if the record date is prior to the date the stock certificate is issued.

11. Nontransferability of Stock Awards.

     No Stock Award may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Recipient does not constitute a transfer. Such limitations shall apply only to the grant of a Stock Award and shall not act as restrictions upon the Shares issued pursuant to a Stock Award to an Outside Director.

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12.  Adjustment Upon Changes in Capitalization

      In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split,

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combination, reclassification or similar change in the capital structure of the
Company without consideration, the number of Shares available under this Plan shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

13.  Amendment and Termination of the Plan.

       (a) Amendment. The Board or the Committee may amend the Plan from time to time in such respects as the Board or the Committee, as the case may be, may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the Company's stockholders to amend the Plan to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 5 and 6 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

       (b) Termination or Suspension. The Committee, without further approval of the stockholders, may at any time terminate or suspend the Plan. Except as otherwise provided herein, any such termination or suspension of the Plan shall not affect Stock Awards already granted hereunder and such Stock Awards shall remain in full force and effect as if the Plan had not been terminated or suspended.

       (c) Outstanding Stock Awards. Except as otherwise provided herein, rights and obligations under any outstanding Stock Award shall not be altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

14.  Conditions Upon Issuance of Shares.

       Shares shall not be issued pursuant to the grant of a Stock Award unless the Stock Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall further be subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the grant of a Stock Award, the Company may require that the person receiving such to represent and warrant at the time of any such exercise

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that the Shares are being taken only for investment and without any present

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intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the relevant provisions of law.

       Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability for failure to issue or sell such Shares.

15.  Reservation of Shares.

       The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16.  Stockholder Approval.

       This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve months after the date this Plan is adopted by the Board. In the event that stockholder approval is not obtained within the time period provided herein, all awards previously granted hereunder shall terminate.

17.  Additional Restrictions of Rule 16b-3.

       The terms and conditions of Stock Awards granted hereunder to persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan and the Stock Awards granted hereunder shall be deemed to contain such additional conditions and restrictions as may be required for this Plan to qualify as a "formula plan" under Rule 16b-3, as then applicable to the Company, and to qualify for the maximum exemptions from
Section 16 of the Exchange Act with respect to Plan transactions.

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